SCHEDULE 14A INFORMATION

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Allergan, Inc.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 30, 2013. Meeting Information ALLERGAN, INC. Meeting Type: Annual Meeting For holders as of: March 6, 2013 Date: April 30, 2013 Time: 10:00 a.m., Local Time Location: Allergan, Inc. 2525 Dupont Drive Irvine, CA 92612 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 2525 DUPONT DRIVE, IRVINE, CA 92612 M53005-P34441 See

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 16, 2013 to facilitate timely delivery. M53006-P34441 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX

Voting Items Our board of directors recommends you vote FOR the following: 1. Election of nine directors to serve for a term of office expiring at the 2014 annual meeting of stockholders and until their successors are duly elected and qualified Our board of directors recommends you vote FOR the following proposals: 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2013. Nominees: 1a. David E.I. Pyott 3. Advisory vote on the compensation of our named executive officers. 1b. Michael R. Gallagher 4. Approve the amendment and restatement of our Amended and Restated Certificate of Incorporation to permit stockholders to request a special meeting of stockholders. 1c. Deborah Dunsire, M.D. Our board of directors recommends you vote AGAINST the following stockholder proposals, if properly presented at the annual meeting: 1d. Dawn Hudson 1e. Trevor M. Jones, Ph.D. 5. Stockholder Proposals Stockholder Proposal #1 (Right to Act by Written Consent). 1f. Louis J. Lavigne, Jr. Stockholder Proposal #2 (Disclosure of Lobbying Practices). 1g. Peter J. McDonnell, M.D. M53007-P34441 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1h. Timothy D. Proctor 1i. Russell T. Ray

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